UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 31, 2016
Date of Report (Date of earliest event reported)
NU SKIN ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)
Delaware	001-12421	87-0565309
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
75 West Center Street Provo, Utah 84601
(Address of principal executive offices and zip code)
(801) 345-1000
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.02   Results of Operations and Financial Condition.
On August 4, 2016, Nu Skin Enterprises, Inc. (the "Company") issued a press release announcing its financial results for the three- and six-month periods ended June 30, 2016, and certain other information.  A copy of the Company's press release is attached as Exhibit 99.1 to this report and incorporated by reference.
The information furnished pursuant to this Item 2.02 and the exhibit hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.
The press release furnished herewith in Exhibit 99.1 may contain non-GAAP financial measures. Management believes non-GAAP financial measures assist management and investors in evaluating and comparing period-to-period results and projections in a more meaningful and consistent manner.
Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)

On July 31, 2016, the Board of Directors of Nu Skin Enterprises, Inc. (the "Company") appointed Zheqing (Simon) Shen as a director of the Company, increasing the size of the Board of Directors from eight to nine members.

Mr. Shen was appointed to the Company's Board of Directors pursuant to the Investment Agreement that the Company entered into on June 14, 2016 with Ping An ZQ China Growth Opportunity Limited ("Ping An ZQ"), a company owned by a consortium of investors led by Ping An of China Securities (Hong Kong) Company Ltd. and ZQ Capital Limited, relating to the issuance to Ping An ZQ of $210 million principal amount of convertible 4.75% senior notes due 2020. Interest on the convertible notes is payable semiannually on June 15 and December 15 of each year, beginning on December 15, 2016. Mr. Shen is a partner at ZQ Capital Limited and a director at Ping An ZQ.

Mr. Shen will be compensated for his services as a director of the Company in accordance with the Company's non-employee director compensation program as described in the Company's 2016 Proxy Statement, as well as the indemnification arrangements that the Company has with its directors and executive officers.

The Board of Directors has not yet determined the committee(s), if any, on which Mr. Shen will serve.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibit.
99.1	Nu Skin Enterprises' press release dated August 4, 2016, regarding financial results for the three- and six-month periods ended June 30, 2016.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
NU SKIN ENTERPRISES, INC.
 (Registrant)

/s/ Ritch Wood
Ritch Wood
 Chief Financial Officer

Date:  August 4, 2016

EXHIBIT INDEX

Exhibit No. Exhibit Description
99.1	Nu Skin Enterprises' press release dated August 4, 2016, regarding financial results for the three- and six-month periods ended June 30, 2016.